UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2024

ATHERSYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement

The information set forth under Item 1.03 of this Current Report on Form 8-K (this “Current Report”) regarding the Asset Purchase Agreement (as defined below) and the information set forth under Item 2.03 of this Current Report regarding the DIP Financing Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 1.03         Bankruptcy or Receivership

Bankruptcy Filing

On January 5, 2024 (the “Petition Date”), Athersys, Inc. (the “Company”) and its direct and indirect subsidiaries, ABT Holding Company, Advanced Biotherapeutics, Inc., ReGenesys, LLC, and ReGenesys BVBA (collectively with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Ohio (such court, the “Court”; and such cases, the “Cases”). The Debtors have filed a motion with the Court seeking joint administration of the Cases, with the Company as the lead debtor under the caption “In re Athersys, Inc., et. al.,” in Case No. 24-10043. The Debtors will continue to manage their assets as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

To ensure a smooth transition into chapter 11, as well as the efficient administration of the Cases, the Debtors have filed various “first day” motions with the Bankruptcy Court requesting customary relief, including authority to obtain postpetition financing to fund the Cases. The Debtors also have filed a motion with the Court seeking approval of certain sale, bid, and auction procedures by which they will seek to sell substantially all of their assets to the Stalking Horse Bidder (defined below), subject to any higher and better bids at auction.

There has been no order confirming a plan of reorganization, arrangement, or liquidation of the Debtors’ assets in the Cases. The Company cannot be certain that holders of the Company’s common stock will receive any payment or other distribution on account of their shares in the Cases.

Purchase Agreement

On January 5, 2024, prior to the filing of the Bankruptcy Petitions, the Debtors, entered into a “stalking horse” Asset Purchase Agreement (the “Asset Purchase Agreement”) with HEALIOS K.K. (the “Stalking Horse Bidder” or the “DIP Lender”), pursuant to which, among other things, the Debtors will sell to the Stalking Horse Bidder substantially all of their assets, including but not limited to their contracts, personal property, inventory, intellectual property, intangible property, accounts receivable, permits and approvals, studies, documents, and claims (collectively, other than excluded assets, the “Purchased Assets”). The Asset Purchase Agreement provides that the aggregate consideration to be paid by the Stalking Horse Bidder for the sale of all of the Purchased Assets and the obligations of Sellers as set forth in the Asset Purchase Agreement shall be an amount equal to the sum of $2,000,000 (the “Purchase Price”), in the form of a credit bid as provided for pursuant to the DIP Financing Agreement (defined below), plus the payment of any applicable cure costs for contracts approved for assumption and assignment by the Court at the closing of the transaction (the “Closing”).

Sale, Bidding, and Auction Procedures

Contemporaneously with the filing of the Bankruptcy Petitions, the Debtors filed a motion with the Court to seek approval of proposed bidding procedures (the “Bidding Procedures”) for the sale of the Purchased Assets. Pursuant to the Bidding Procedures, the Debtors will, among other things, (i) provide notice of the sale to all known potential purchasers, (ii) solicit qualified bids, and, if necessary, (iii) conduct an auction to determine the highest and best offer for the Purchased Assets. The Company will manage the bidding process and evaluate the bids in consultation with its advisors and as overseen by the Court.

The Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of conditions to Closing, including, among others, (i) the truth and correctness of representations and warranties of the parties, subject to various standards of accuracy, (ii) material compliance with the obligations of the parties set forth in the Asset Purchase Agreement, (iii) there being in effect no laws or orders restraining in any material respect, preventing or prohibiting the Closing, and (iv) a sale order in the Cases having become a final order of the Court.

The Asset Purchase Agreement is subject to certain customary termination events, including but not limited to, if a court or governmental authority takes action to prohibit entry into the DIP Facility or the sale of the Purchased Assets; if the Debtors fail to meet any of the bankruptcy-related deadlines set forth in the Asset Purchase Agreement; if the Debtors agree to consummate a sale of the Purchased Assets to a bidder other than the Stalking Horse Bidder; if the Debtors’ Bankruptcy Cases are converted to cases under chapter 7 of the Bankruptcy Code; or if the Debtors materially breach the Asset Purchase Agreement or DIP Financing Agreement and fail to cure such breach within three (3) business days from receipt of notice of such breach.

As consideration for and as a material inducement to the Stalking Horse Bidder conducting its due diligence and entering into the Asset Purchase Agreement, in the event that (i) the Debtors close on a transaction with a party other than the Stalking Horse Bidder involving, among other things, the sale of the Purchased Assets (an “Alternative Transaction”), (ii) the Stalking Horse Bidder terminates the Asset Purchase Agreement following an uncured material breach by the Debtors or (iii) if the Stalking Horse Bidder is restricted from credit bidding its secured debt under the DIP Financing Agreement as part of the Purchase Price, then the Stalking Horse Bidder shall be entitled to receive (A) a break-up fee in the amount of Two Hundred Thousand Dollars ($200,000) and (B) reimbursement of attorneys’, accountants’, investment bankers’ and representatives’ reasonable, documented fees and expenses actually incurred with respect to the Asset Purchase Agreement, its approval by the Court, or the closing thereon, up to a total of Three Hundred Thousand Dollars ($300,000), each of which shall be payable at the time of closing any Alternative Transaction.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The Asset Purchase Agreement has been filed with this Current Report to provide investors and security holders with information regarding the Asset Purchase Agreement’s terms. The foregoing description of the Asset Purchase Agreement is not intended to provide any other factual information about the Stalking Horse Bidder. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of the Asset Purchase Agreement and as of the specific dates referenced therein, and may be subject to important limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Asset Purchase Agreement containing them, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Debtor-in-Possession Financing

On January 5, 2024, in connection with filing the Bankruptcy Petitions and subject to the approval of the Court, the Debtors entered into a certain Secured Superpriority Debtor-in-Possession Financing Agreement (the “DIP Financing Agreement”) with the DIP Lender. If approved by the Court as proposed, the DIP Financing Agreement would provide term loans in an aggregate amount not to exceed $2,250,000 consisting of (i) a term loan not to exceed $850,000 to be available upon the entry by the Court of an order approving the DIP Financing Agreement on an interim basis, (ii) a term loan not to exceed $650,000 to be available upon the entry by the Court of an order approving the DIP Financing Agreement on a final basis, and (iii) 750,000 to be available on or promptly after February 16, 2024.

Pursuant to sections 364(c)(2) and 364(d)(1) of the Bankruptcy Code, the DIP Lender will be granted and shall have a valid, binding, continuing, enforceable, fully-perfected first priority senior security interest in and lien upon substantially all of the Debtors’ assets to the extent not subject to a specified carveout or to valid, perfected, non-avoidable and enforceable liens in existence as of the Petition Date or valid liens in existence as of the Petition Date that are perfected subsequent to such date to the extent permitted by section 546(b) of the Bankruptcy Code. Subject to the carveout, the DIP Lender will be granted an allowed superpriority administrative claim (the “DIP Superpriority Claims”) in accordance with section 364(c)(1) of the Bankruptcy Code, having a priority in right of payment over any and all other obligations, liabilities and indebtedness of the Debtors, now in existence or hereafter incurred by the Debtors and over any and all administrative expenses or priority claims of any kind, whether arising in the chapter 11 cases or in any superseding chapter 7 cases concerning the Debtors. The DIP Financing Agreements include customary covenants, representations and warranties of the type required of debtors in possession, including but not limited to an obligation to use the proceeds of the loans in accordance with a Court-approved budget.

The DIP Financing Agreement is subject to approval by the Court, which has not been obtained at this time. The foregoing descriptions of the DIP Financing Agreement do not purport to be complete and are subject to, and  qualified in their entirety by, the full text of the DIP Financing Agreement. The Company intends to file copies of the DIP Financing Agreement as an exhibit to a Current Report on Form 8-K following its approval by the Bankruptcy Court and execution by all relevant parties.

Item 7.01         Regulation FD Disclosure

Additional Information on the Cases

Court filings and information about the Cases can be found (i) through the Public Access to Court Electronic Records (PACER) website at https://ecf.ohnb.uscourts.gov/, (ii) by email to counsel to the Company, Nicholas M. Miller, Esq., at nmiller@mcdonaldhopkins.com, or (iii) by phone to counsel to the Company, Nicholas M. Miller, Esq., at 312-259-0473. The documents and other information available via website or elsewhere are not incorporated by reference into, and do not constitute part of, this Current Report.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language contained in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices (or quotations for prices) for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that are, or may be deemed, “forward-looking statements.” Forward-looking statements generally use forward-looking words, such as “may,” “will,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words that convey the uncertainty of future events or outcomes. Forward-looking statements include, but are not limited to, information concerning the following: expectations regarding risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 process, including with respect to the asset sale and the DIP Financing Agreement; the Company’s plans to sell certain assets pursuant to Chapter 11 of the Bankruptcy Code, the outcome and timing of such sale, and the Company’s ability to satisfy closing and other conditions to such sale; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s wind down, on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11); the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process, and the possibility that it may be unable to obtain any additional funding as needed; the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Financing Agreement and other financing arrangements; objections to the Company’s wind down process, the DIP Financing Agreement, or other pleadings filed that could protract the Chapter 11 process; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees, and other third parties; risks relating to the removal of the Company’s common stock from trading and quotation on the OTC Markets; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale and risks associated with third-party motions in Chapter 11; the timing or amount of any distributions, if any, to the Company’s stakeholders; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; expectations regarding financial performance, strategic and operational plans, and other related matters; and other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. These forward-looking statements are not guarantees of the Company’s future performance and involve risks, uncertainties, estimates, and assumptions that are difficult to predict and may be outside of the Company’s control. Therefore, the actual outcomes and results may differ materially from those expressed in or contemplated by the forward-looking statements. Any forward-looking statement speaks only as of the date of this Current Report. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and investors are cautioned not to rely upon them unduly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2024
ATHERSYS, INC.

By:	/s/ Kasey Rosado
Kasey Rosado Interim Chief Financial Officer